UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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KLONDIKE STAR MINERAL CORPORATION
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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  Title of each class of securities to which transaction applies: Common
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KLONDIKE STAR MINERAL CORPORATION

P.O. Box 20116, 1031 - 10 Mile Road
Whitehorse, Yukon, Canada Y1A 7A2

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 4, 2007

Dear Shareholders:

This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Klondike Star Mineral Corporation (the "Company") for use at the Company's annual meeting of Shareholders, to be held at 9:30 a.m., December 4, 2007, at the Sheraton Bellevue Hotel, 100 112th Avenue NE, Bellevue, Washington 98004 and at any adjournment thereof (the "Meeting"). Shares of capital stock of the Company entitled to vote at the Meeting which are represented by properly executed and dated proxies returned prior to the Meeting will be voted at the meeting in accordance with the specifications thereon. If the proxy is signed without specifying choices, the proxy will be voted FOR the proposals contained herein. The proxy also confers discretionary authority on the persons designated therein to vote on other business, not currently contemplated, which may come before the Meeting. Any shareholder giving a proxy has the right to revoke it by giving written notice to the Secretary of the Company or by duly executing and delivering a proxy bearing a later date or by attending the Meeting and giving oral notice to the Secretary at any time prior to the voting.

Subject to the limitations on information available to the Company, a complete list of the shareholders entitled to vote at the Meeting, showing the address of each shareholder and the number of shares registered in the name of each shareholder, will be kept open at the offices of the Company at 1031 - 10 Mile Road, Whitehorse, Yukon, Canada, for examination by any shareholder during business hours for a period of ten (10) days immediately prior to the Meeting.

The cost of the solicitation of proxies for the Meeting will be paid by the Company. In addition to the solicitation of proxies by use of the mails, directors, officers, and employees of the Company may solicit proxies personally. The Company will request banks, brokerage houses and other custodians, nominees or fiduciaries holding stock in their names for others to send proxy materials to, and to obtain proxies from, their principals. The cost of preparing, printing, assembling, and mailing the Notice of Annual Meeting, this Proxy statement, the form of proxy enclosed herewith, and any additional material, the cost of forwarding solicitation material to the beneficial owners of stock, and other costs of solicitation are to be borne by the Company.

This Proxy Statement and accompanying form of proxy will first be sent to shareholders and posted on the Company website on or about October 16, 2007.

Shareholders wishing to include a proposal in the Information Statement for the 2007 Annual Meeting of Shareholders should supply their proposal to the Company no later than October 31, 2007. With respect to the 2008 Annual Meeting, shareholders wishing to include a proposal in the Information Statement should supply their proposal to the Company no later than July 18, 2008.

The annual meeting of shareholders of Klondike Star Mineral Corporation, a Delaware corporation (the "Company"), will be held on December 4, 2007, at 9:30 a.m. local time, at the Conference Room of the Sheraton Bellevue Hotel,100 112th Avenue NE, Bellevue, Washington for the following purposes:

1. To elect one member of the Board of Directors.

2. To approve PMB Helin Donovan as the Company's independent auditors for the coming year.

3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Only shareholders of record at the close of business on September 28, 2007 will be entitled to receive this Information Statement and notice of the Annual meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

                                                                        ___________________________________

                                                                        Hans Boge, President

                                                                        Signed at: Whitehorse, Yukon

                                                                        Date: September 28, 2007

INFORMATION STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 4, 2007

This Information Statement is being furnished to the shareholders of Klondike Star Mineral Corporation, a Delaware corporation (the "Company"), to inform them of the annual meeting of shareholders. This meeting (referred to herein as the "Annual Meeting") will be held on December 4, 2007 at the Conference Room of the Sheraton Bellevue Hotel, 100 112th Avenue NE , Bellevue, Washington , at 9:30 a.m. local time. Only shareholders of record at the close of business on September 29, 2007 (the "Record Date"), will be entitled to receive this Information Statement and to vote at the Annual Meeting. This Information Statement and the Notice of Annual Meeting are first being mailed to shareholders and posted to the Company's website on or about October 16, 2007.

At the Annual Meeting, holders of common stock (the "Common Stock") of the Company will be asked:

1. To elect one member of the Board of Directors.

2. To approve PMB Helin Donovan as the Company's independent auditors for the coming year.

3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The cost of printing and distributing this Information Statement and holding the Annual Meeting (including the reimbursement of certain parties for their expenses in forwarding this Information Statement to beneficial owners of the Common Stock) will be paid by the Company.

The Company's principal executive offices are located at 1031 - 10 Mile Road, Whitehorse, Yukon, Canada.

INFORMATION REGARDING THE PROPOSALS

1. ELECTION OF MEMBER OF THE BOARD OF DIRECTORS

As of the Record Date, the Board of Directors consists of four individuals with two or three year terms appointed by Shareholders at the 2006 Annual Meeting and one individual appointed by the Board of Directors to serve until the 2007 Annual Meeting.

The following background information is provided for the person nominated to serve on the Company's Board of Directors:

Name	Age	Positions Held	Date of Election or Designation	Proposed Term of Office
Ayman Shahin	44	Independent Director and member, Audit Committee	January, 2007	Two years

Background Information:

Ayman Shahin. Head of Treasury for ARY Traders, Dubai, U.A.E., Shahin has a strong understanding of financial and physical precious metals markets developed over a period of fifteen years from working with major bullion houses in four major centers for the industry - Toronto, New York, London and Dubai. Ayman Shahin has worked with Rudolf Wolff UK, Lehman Brothers Inc. NY, the Republic National Bank NY, and the Canadian Imperial Bank of Commerce as a senior bullion dealer, proprietary trader, foreign exchange and bullion consultant variously. Shahin's formal education includes the CSC, COC and CFE from the Canadian Securities Institute, studies for an MBA from the Monetary Institute of International Studies, and a Bachelor of Science. Since January 8, 2007, Mr. Shahin has served as an independent director and member of the Audit Committee.

There are no material proceedings to which the nominated director is an adverse party to the Company, or has a material interest adverse to the Company. There are no legal proceedings, as described in Rule 401(d) of Regulation S-K, required to be disclosed hereunder. There have been no transactions between the nominated director and the Company for the past two years. There are no family relationships between the nominated director and the officers of the Company.

A vote FOR is a vote in favor of electing the nominated Director for the specified terms in office.

Compliance with Section 16(a) of the Exchange Act: As of the quarter-ending August 31, 2007, the ARY Traders & Company owns 12.1% of the Company's common stock that is issued and outstanding and is in the process of filing reports required by section 16(a) of the Exchange; and, an unidentified shareholder in Cede Co. holds 11.1% of the Company's common stock. Kluane Basic Industries, Ltd. holds 100% of the Series A Convertible Preferred Stock that is issued and outstanding. Apart from PanAmerica Capital Group, Inc. that held 23% of the Company's common stock at one time, and Kluane Basic Industries, Ltd. holdings of preferred shares, the Company is not aware of any director, officer or other beneficial owner of more than ten percent of the Company's common stock, who failed to file on a timely basis reports required by Section 16(a) during the most recent fiscal year or prior years.

No Dissenters' Rights: Pursuant to the Delaware statutes, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with this Election. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

2. NOMINATION OF PMB HELIN DONOVAN AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE COMING YEAR

The Company's Audit Committee with the approval of the Board of Directors has selected PMB Helin Donovan to serve as the Company's independent auditors for all audit work associated with the preparation of the Company's financial statements during the year ending February 29, 2008. The Board of Directors has determined that PMB Helin Donovan is suitably independent, and is well versed in Generally Accepted Accounting Practices and securities reporting requirements. The Company does not expect a representative of PMB Helin Donovan to attend the Shareholder Meeting.

Subsequent to quarter ending August 31, 2007, the Company dismissed its principal accountant, Williams & Webster, P.S. and appointed PMB Helin Donovan as its principal accountant. Williams & Webster's audit report dated May 25, 2007 on our financial statements for the most recent fiscal years ended February 28, 2007 and February 28, 2006 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles. In connection with the audits of our financial statements for the most recent years ended February 28, 2007, 2006 and 2005, and in the subsequent interim periods through the date of resignation, there were no disagreements, resolved or not, with Williams & Webster on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of William & Webster would have caused William & Webster to make reference to the subject matter of the disagreement in connection with their report on the financial statements for such years.

The following information concerning fees pertains to the services provided by Williams & Webster, P.S.

(1) Audit Fees: $59,632.00 and $39,080.27. Aggregate fees billed for each of the last two fiscal years, ending February 28, 2007 and February 28, 2006 respectively, for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements and review of financial statements included in the registrant's Form 10-Q (17 CFR 249.308a) or 10-QSB (17 CFR 249.308b) or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(2) Audit-Related Fees: $Nil and $Nil. Aggregate fees billed for each of the last two fiscal years, ending February 28, 2007 and February 28, 2006 respectively, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the registrant's financial statements and are not reported under Item 9(e)(1) of Schedule 14A.

(3) Tax Fees: $Nil and $5,382.50. Aggregate fees billed for each of the last two fiscal years, ending February 28, 2007 and February 28, 2006 respectively, for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

(4) All Other Fees, $Nil and $Nil. Aggregate fees billed for each of the last two fiscal years, ending February 28, 2007 and February 28, 2006 respectively, for products and services provided by the principal accountant, other than the services reported in Items 9(e)(1) through 9(e)(3) of Schedule 14A.

No Dissenters' Rights: Pursuant to the Delaware Statutes, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with this Election. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

A vote FOR is a vote in favor of appointing PMB Helin Donovan as the Company's auditors until the next Annual Meeting.

3. OTHER BUSINESS

At the date of this Proxy Statement, the Company knows of no other matters to be brought before the Meeting. If other matters should properly come before the Meeting, discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

INTERESTS OF CERTAIN PERSONS IN THE PROPOSAL

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposal to take all proposed actions which is not shared by all other holders of the Company's Common Stock. See "Security Ownership of Certain Beneficial Owners and Management."

DESCRIPTION OF CAPITAL STOCK

The authorized capital stock of the Company consists of the following:

Authorized and Outstanding Capital Stock

The Company has authorized 120,000,000 shares of Common Stock par value of one tenth of one-cent ($.0001), of which 32,957,497 shares are issued and outstanding as of August 31, 2007. Company has authorized 20,000,000 shares of Preferred Stock of which there are 2,000,000 shares are issued and outstanding.

As of August 31, 2007, there were about 4,030 holders of record of Common Stock. The Company's stock trades on the OTCBB under the symbol KDSM.

The following summary of certain provisions of the Common Stock does not purport to be complete and is subject to, and qualified in its entirety by, the provisions of the Company's Amended and Restated Articles of Incorporation, and Bylaws, copies of which will be provided to qualified prospective investors as part of the subscription procedures, where such rights are set forth in full, and by the provisions of applicable law.

Common Stock

The holders of Common Stock are entitled to one vote per share on all matters to be voted upon by stockholders. The holders of Common Stock are entitled to receive such dividends, if any, as may be declared by the Board of Directors from funds legally available for the payment of dividends. In the event of a dissolution or liquidation of the Company, the holders of Common Stock are entitled to receive all assets of the Company available for distribution to the Company's stockholders. Holders of Common Stock have no conversion or redemption rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 31, 2007, and based on the information available to the Company from the Company's Transfer Agent, Signature Stock Transfer, Inc. and Broadridge Financial Solutions, Inc., the beneficial ownership of the Company's Common Stock (i) by any person or group known by the Company to beneficially own more than 5% of the outstanding Common Stock, (ii) by each Director and executive officer and (iii) by all Directors and executive officers as a group. Unless otherwise indicated, the holders of the shares shown in the table are believed to have sole voting and investment power with respect to such shares.

Holdings by these and other shareholders may have changed since the date the Company received this information. Generally, private shareholders have the right to keep their share holdings confidential from the Company, although under U.S. securities law they are expected to disclose holdings of 5% or more through public SEC filings. Directors and officers also have reporting obligations. None-the-less, the Company does not have access to the information necessary to disclose or confirm the holdings of its shareholders and only the SEC has the authority to enforce the reporting requirements for those shareholders who acquire 5% or more of the Company's common stock.

NAME	SHARES OF COMMON STOCK	PERCENT OF OWNERSHIP
ARY Traders & Company	4,000,000	12.1%
Single shareholder within Cede and Co.	3,643,972	11.1%
Balance of Cede and Co.	6,907,199	21.0%
PanAmerica Capital Group Inc. P.O. Box 832-2522 WTC Panama	2,449,000	7.4%
Tuthill Network Assets Inc. P.O. Box 0816-02884, Salduba Building, 3rd Floor, Panama	2,400,000	7.3%
Lantz Financial Inc. P.O. Box 0816-02884, Salduba Building, 3rd Floor, Panama	2,200,000	6.7%
Rene Hussey POB 57, FL -9493	2,110,000	6.4%
Swisspulse Corporate Investment AG Basel, CH-270	1,800,000	5.5%
Top-Gold AG MVK Herrengasse 2 Vaduz, Liechtenstein 9490	1,550,000	4.7%
Ceylon Enterprises Incorporated P.O. Box 0816-02884, Salduba Building, 3rd Floor, Panama	1,500,000	4.6%
Directors and Officers as a group Box 20116 Whitehorse, Yukon Y1A 7A2	10,000	0.03%

Preferred Stock

The 2,000,000 Series A preferred shares issued and outstanding are held by Kluane Basic Industries, Ltd. Each Series A convertible preferred stock ("Series A") is convertible into one (1) common stock and one (1) Series B preferred stock; non-cumulative, non-dividend bearing, non-voting and is subordinate to common stock in the event of liquidation, dissolution, or wind-up. Each Series A shall be convertible, at the holders option, into one share of common stock and one share of Series B preferred stock, in the event the Company receives a notice of tender, as defined pursuant to Regulation 14D of the Securities Exchange Act of 1934, to purchase the majority of the issued and outstanding common stock of the Company. The Company shall not issue fractional shares of common stock resulting from conversion; a cash payment in lieu of fractional shares shall be made. The conversion price shall be adjusted for any common stock dividends, subdivisions, combinations, or other adjustment.

Series B preferred stock is non-dividend bearing, non-convertible into any other class of Company stock, and is not eligible to participate in the distribution of Company assets in the event of liquidation, dissolution, or wind-up. Each Series B preferred stock is entitled to vote for directors either at special or annual general meetings of shareholders. Each Series B preferred stock is entitled to vote such number of votes per share as shall equal four (4) shares of common stock.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

(a) Compensation discussion and analysis

In the effort to accomplish compensation objectives for executive officers, the Board of Directors seeks to accomplish these goals:

- to motivate executives to achieve important corporate and personal performance objectives and reward them when such objectives are mete;

- to recruit and retain highly qualified executive officers by offering overall compensation which is competitive with that offered for comparable positions in other mineral exploration and development companies; and

- to align the interests of executive officers with the long-term interests of shareholders through participation in the Company's stock option incentive plan.

The Company's executive compensation package currently consists of these principal components: salary, annual incentive cash bonus, various health plan benefits generally available to year-round or multi-season employees, and long-term incentives in the form of stock options.

The specific purpose of the 2003 Stock Incentive Plan for Employees is to provide Employees of the Company and any Subsidiary with an increased incentive to make significant and extraordinary contributions to the long-term performance and growth of the Company and subsidiaries, to join the interests of Employees, directors and contractors with the interests of the shareholders of the Company, and to facilitate attracting and retaining Employees, directors and contractors of exceptional ability.

Salaries for executive officers are determined by evaluating responsibilities inherent in the position held and the individual's experience and past performance, as well as by reference to the competitive marketplace for management talent at other mining companies. The Board has access to industry, local and national compensation information and/or surveys, prepared for the most part by independent consultants, professional or industry organizations, as well as the compensation policies, practices and awards disclosed by other mining companies reporting in the United States and Canada. An individual whose compensation is being determined abstains from voting on the matter.

On or about the end of each year, the Board reviews actual performance against the objectives set by the Company and the executive for the year. The assessment of whether Company objectives have been met includes, but is not limited to, considering the measured progress of the Company's exploration and development projects, other specific business plan objectives, corporate governance and regulatory accountability, strategic alliances and similar achievements.

Stock options are generally awarded to executive officers at commencement of employment and periodically thereafter. Options are granted to reward individuals for current performance, expected future performance and value to the Company, and take into account the stock options held by the individual. The principles described above apply to the determination of the compensation of all executive officers, including the President.

The Board of Directors as a whole performs the role of a compensation committee. During the year-ending February 28, 2007, directors Hans Boge, P.Eng. (officer), Donald W. Flinn, P.Eng. (officer), Sergei Doodchenko (independent director) and Dr. Albert Khelfa (independent director) dealt with director compensation policy and employment contracts for the President and Vice-President, Operations.

(b) Summary compensation table

The following table shows all salary and payments to executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Compen - sation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compen- sation ($)	Total ($)
Hans Boge, P. Eng., Chair, President, Chief Financial Officer, Secretary	2007	$19,337	$46,115	0	$175,000			$121,576 in professional fees	$362,028
	2006		0	0	$1,599,535	0	0	$93,401 in professional fees	$1,692,936
	2005	0	0	0	$9,065	0	0	0	0
Donald W. Flinn, P. Eng., Vice-President Director	2007	$168,585	$85,369	0	$175,000			$7,027in benefits	$435,981
	2006	$130,199	38,322	0	$1,142,525	0	0	1,433 in benefits	$1,312,479
	2005	$30,747	0	0	$6,475	0	0	0	$37,222
Collin Young, C.A., Comptroller	2007	0	0	0	$87,500	0	0	$149,154 in professional fees	$236,654
	2006	0	0	0	0	0	0	$54,777 in professional fees	$54,777
	2005	0	0	0	0	0	0	$24,482 in professional fees	$24,482
Barbara Stevenson, Assistant Corporate Secretary	2007	$75,151	0	0	$87,500			$3,745 in benefits	$166,396
	2006	$69,439	0	0	$35,550			$1,455 in benefits	$106,444
	2005	$18,472	0	0	0	0	0	0	$18,472

(c) Grants of plan-based awards table

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards	Estimated Future Payouts Under Equity Incentive Plan Awards	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
Hans Boge, P. Eng., President	May 25, 2006	-	-	-	100,000	2.50	$175,000
	December 2, 2004	-	-	-	700,000	1.00	Recognized $1,599,535 in 2006
Donald W. Flinn, P Eng., Vice-President, Operations	May 25, 2006	-	-	-	100,000	2.50	$175,000
	December 2, 2004	-	-	-	500,000	1.00	Recognized $1,142,525 in 2006
Collin Young, C.A., Comptroller	May 25, 2006	-	-	-	50,000	2.50	$87,500
Barbara Stevenson, Assistant Corporate Secretary	May 25, 2006	-	-	-	50,000	2.50	$87,500
	September 14, 2005	-	-	-	30,000	2.50	Recognized $35,550 in 2006

(d) Narrative disclosure to summary compensation table and grants of plan-based awards table

The material terms of the employment contracts with the President, Vice-President and Assistant Corporate Secretary include annual salary (part-time annual for the President, full-time annual for Vice-President and Assistant Corporate Secretary), extended health care benefits, an annual process for the award of an annual bonus or stock options, and for the President and Vice-President without cause termination of at least 12 months notice. The Comptroller is compensated through an hourly professional fee for services provided by a corporate entity.

Stock options granted to officers were made under the 2003 Stock Incentive Plan for Employees established pursuant to a Form S-8 Registration Statement. The purpose of the 2003 Plan is to provide employees of the Company and any Subsidiary with an increased incentive to make significant and extraordinary contributions to the long-term performance and growth of the Company and subsidiaries, to join the interests of Employees, directors and contractors with the interests of the shareholders of the Company, and to facilitate attracting and retaining Employees, directors and contractors of exceptional ability.

(e) Outstanding equity awards at fiscal year-end

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Hans Boge, P. Eng.,President	700,000			$1.00	December 2, 2009	-	-	-	-
	100,000			$2.50	May 25, 2011	-	-	-	-
Donald W. Flinn, P. Eng., Vice-President, Operations	500,000			$1.00	December 2, 2009	-	-	-	-
	100,000			$2.50	May 25, 2011	-	-	-	-
Collin Young, C.A., Comptroller	50,000			$2.50	May 25, 2011	-	-	-	-
Barbara Stevenson, AssistantCorporate Secretary	30,000			$2.50	September 14, 2010
	50,000			$2.50	May 25, 2011	-	-	-	-

(f) Option exercises and stock vested table

As of February 28, 2007, no options granted have been exercised by an officer.

OPTION EXERCISES AND STOCK VESTED
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Hans Boge, P.Eng., President	0	0	0	0
Donald W. Flinn, P.Eng., Vice-President, Operations	0	0	0	0
Collin Young, C.A., Comptroller	0	0	0	0
Barbara Stevenson, Assistant Corporate Secretary	0	0	0	0

(g) Pension benefits

PENSION BENEFITS
Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Hans Boge, P.Eng., President	N/A	N/A	N/A	N/A
Donald W. Flinn, P.Eng., Vice-President, Operations	N/A	N/A	N/A	N/A
Collin Young, C.A., Comptroller	Not applicable	Not applicable	Not applicable	Not applicable
Barbara Stevenson, Assistant Corporate Secretary	N/A	N/A	N/A	N/A

(h) Nonqualified defined contribution and other nonqualified deferred compensation plans

NONQUALIFIED DEFERRED COMPENSATION
Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY (S)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE (S)
Hans Boge, P.Eng., President	N/A	N/A	N/A	N/A	N/A
Donald W. Flinn, P.Eng., Vice-President, Operations	N/A	N/A	N/A	N/A	N/A
Collin Young, C.A., Comptroller	N/A	N/A	N/A	N/A	N/A
Barbara Stevenson, Assistant Corporate Secretary	N/A	N/A	N/A	N/A	N/A

(i) Potential payments upon termination or change-in-control

The President and Vice-President, Operations are entitled to at least 12 months notice for termination without cause. The current annual salary for the President is $65,000 CDN and the Vice-President, Operations is $260,000 CDN.

(j) Compensation of directors

For the year-ended February 28, 2007, director compensation paid is set out in the table below.

DIRECTOR COMPENSATION
Name	Fees Earned of Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All other Compensation ($)	Total ($)
Hans Boge, P.Eng.	0	0	0	0	0	0	0
Donald W. Flinn, P.Eng.	0	0	0	0	0	0	-
Sergei Doodchenko, P. Eng.	$10,744	0	0	0	0	0	$10,744
Albert Khelfa	$10,744	0	0	0	0	0	$10,744
Ayman Shahin	0	0	0	0	0	0	0

Compensation for directors was formally established by the Board approved Director Compensation Policy adopted November 15, 2006.

Each director, as appropriate, shall receive as remuneration during each fiscal year of the Company, the aggregate of the following amounts:

(a) Retainer Fee for Directors on the Board of Directors of US$1,875 per calendar quarter, paid quarterly. No additional Retainer Fee shall be payable for service as a committee member. This fee covers all meeting preparation time.

(b) Retainer Fee for the Chair of the Board of Directors of US$1,250 per calendar quarter, paid quarterly, payable in addition to the Retainer Fee for Directors.

(c) Retainer Fee for Chairs of Committees of US$750 per calendar quarter, payable in addition to the Retainer Fee for Directors.

(d) Attendance Fee for Board Meeting of US$1,500 per meeting, paid after the end of each calendar quarter, payable in addition to the Retainer Fee for Directors.

(e) Attendance Fee for Committee Meeting of US$750 per meeting, paid after the end of each calendar quarter, paid in addition to the Attendance Fee for Board Meeting if the meeting is held on a completely difference day from the Board Meeting, and payable in addition to the Retainer Fee for Directors.

(f) Special Board Assignment Fee US$1,500 per day engaged in a special Board assignment or investigation, payable in addition to the Retainer Fee for Directors.

(g) Travel Time Fee of US$250, paid for each necessary day of travel to or from a meeting or the location of any Board assignment, other than a day on which the meeting occurs or the director receives a Special Board Assignment Fee.

The foregoing fees are "ordinary-course compensation" for directors serving on the Board of Directors, Audit Committee, or any other committee of the Board. Annually, directors can choose whether to receive their fees in the form of cash or common shares or a combination of both.

BOARD OF DIRECTORS - COMMITTEES

2007 Board and Committee Meetings

During the fiscal year ended February 28, 2007, the Board of Directors met six (6) times in a multi-day strategic planning workshop. The Board of Directors can be contacted at the Company's main office by regular mail: Box 10226, 1031 -10 Mile Road, Whitehorse, Yukon, Y1A 7A2, Canada or by email: communications@klondikestar.com.

The Board of Directors has two subcommittees with written charters: the Audit Committee established formally November 29, 2005 and the Environment, Health and Safety Committee established January 30, 2006. The Board's practice is for all directors to attend the annual meeting of shareholders.

Audit Committee

During the year-ending February 28, 2007, the Audit Committee met five (5) times. The Audit Committee:

  has reviewed and discussed the audited financial statements for the fiscal year ended February 28, 2007;
  has discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemental; and
  has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent auditors the independent auditors independence.

  Based on the review and discussions noted above, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended February 28, 2007.

  Three independent members of the Board of Directors currently serve on the Audit Committee including Albert Khelfa, Chair and members Sergei Doodchenko, P.Eng. and Ayman Shahin. The nominated "independent" director, Ayman Shahin, if elected, will serve as a member of the Audit Committee for the year ending February 28, 2008. The Board of Directors has determined Shahin to be a financial expert. The Board of Directors adopted a written charter for the Audit Committee on November 29, 2005.

  The Company's common stock trades on the OTC Bulletin Board under the symbol KDSM. Thus, Klondike Star is not subject to NASDAQ audit committee requirements.

  The Company's Articles of Incorporation do not set forth separate functions of the Audit Committee.

  Environment, Health and Safety Committee

  During the year-ending February 28, 2007, the Committee met twice.

  Nominating committee

  The Board as a whole fulfills the role of a nominating committee. As it is a small board of five directors of whom 3 are independent directors, this is considered an appropriate and effective approach. The Board will consider director candidates recommended by shareholders as long as a nomination has the consent of the nominee and is received in sufficient time with adequate levels of information for it to be dealt with at an annual general meeting of shareholders in accordance with the proxy and information statement and shareholder notice requirements.

  The Board of Directors Charter, adopted November 29, 2005 sets out director qualifications. Nominees for director appointments shall satisfy relevant regulatory and stock market/exchange listing requirements, and include among them, persons qualified for appointment to the Audit Committee. Directors must possess certain characteristics and traits to execute Board duties and responsibilities. The basic steps in the nomination and appointment process include candidate interviews with company representatives, submission of resume and, if appropriate, reference checks, orientation visit to Klondike Star exploration properties if possible, candidate disclosure of potential conflicts of interest or other matters requiring attention through correspondence or a meeting with a company legal representative, recommendation to the Board of Directors, approval by the Board for recommendation to the shareholders at the annual meeting, and shareholder vote.

  The criteria for Board membership include:

  Integrity and accountability

  * Directors must demonstrate high ethical standards and integrity in their personal and professional dealings, and be willing to act on -- and remain accountable for -- their boardroom decisions.

  Informed judgment

  * The ability to provide wise, thoughtful counsel on a broad range of issues ranks high among the qualities required in directors. They must develop a depth of knowledge of mining exploration and development, in order to understand and question the assumptions upon which the strategic and business plans are based, and to form an independent judgment as to the probability that such plans can be achieved.

  Financial literacy

  * One of the most important roles of the Board is to monitor financial performance. To do this, directors must have a high level of financial literacy. They should know how to read financial statements, and they should understand the ways of evaluating company performance.

  Mature confidence

  * Teamwork and integrated thinking: Directors who value Board and team performance over individual performance, who consider all factors in decision-making and who possess respect for others, facilitate superior Board performance. Nominees ought to endorse and practice this approach.

  * Communication: Openness to others' opinions and the willingness to listen should be as highly developed as the ability to communicate persuasively. Directors must approach others assertively, responsibly and supportively, and be willing to raise tough questions in a manner that encourages open and candid discussion.

  Track record and experience

  * In today's highly competitive world, only companies capable of performing at the highest levels are likely to prosper. Directors must bring a history of achievement that reflects high standards for themselves and others.

  Additional criteria are set out in the Audit Committee Charter, adopted November 29, 2005, for directors qualified for appointment to the Audit Committee.

  All members of the Audit Committee shall be directors whom the Board has determined are independent of management of the company and are free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment as a committee member. For this determination, the Board shall be guided by the applicable rules of the Securities and Exchange Commission and the NASDAQ Marketplace Rules.

  In particular, each Committee member must:

  (1) be independent as defined under NASDAQ Rule 4200(a)(15), elaborated by IM - 4200, and Rule 4350 that establishes additional requirements for Audit Committee members.

  (2) meet the criteria for independence set forth in Rule 10A-3(b)(1), subject to exemptions provided in Rule 10A-3(c), under the Securities Exchange Act of 1934 (the "Exchange Act").

  (3) not have participated in the preparation of the financial statements of the company or any current subsidiary of the company at any time during the past three years.

  (4) meet the "non-employee director" standard within the meaning of Rule 16b-3 of the Exchange Act, as amended from time to time; and

  (5) meet the "outside director" standard within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

  Each member of the Committee shall be "financially literate" and at least one member ought to have significant "accounting or related financial management expertise" as those terms are defined from time to time under the requirements or guidelines for Audit Committee service under securities laws and the rules of any stock market or exchange on which the company's securities are listed for trading.

  AVAILABLE INFORMATION

  The Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Commission. Such reports and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Please call the Commission at (800) SEC-0330 for further information. Copies of such materials may also be accessed electronically by means of the Commission's home page on the Internet at www.sec.gov. To review the annual 10-K to February 28, 2007 and other fillings, at the Commission's homepage select "filings and Forms (EDGAR)," click on "search for Company Filings," then click "Company & Other Filers," type KDSM in the CIK box, enter and open the appropriate file. Any shareholder may also receive a copy of any report by contacting the Company by mail at P.O. Box 20116, Whitehorse, Yukon, Y1A 7A2 Canada, by calling toll free 1-800-579-7580, by emailing information@klondikestar.com, or, more generally, by accessing the Company's website at www.klondikestar.com. The Company will provide the documents incorporated by reference without charge upon such written or oral request.

  SHAREHOLDER COMMUNICATIONS

  Through provisions of the Board of Directors Charter, the Board established a communication policy that provides a process for security holders to send communications to the board of directors.

  With respect to the handling of any shareholders communications or similar contacts to the Board, shareholders may contact the Chair or the Board as a group by the following means:

  By mail: Klondike Star Mineral Corporation

  c/o Parsons/Burnett, LLP

  Suite 2070 Skyline Tower

  10900 NE 4th Street

  Bellevue, Washington USA 98004

  Attention: Corporate Secretary

  By email: communications@klondikestar.com

  Alternatively, shareholders may also address correspondence to the Chair or the Board using the Company investor relations email: information@klondikestar.com.

  In the event that communications are not relayed directly to directors, they are conveyed to the full board through the Chair.

  Since their adoption in 2005, the Charters for the Board of the Directors, the Audit Committee and the Environment, Health and Safety Committee have been posted on the Company website www.klondikestar.com in the corporate governance section under About Us.

  REQUEST TO VOTE, SIGN AND RETURN PROXIES

  Please vote, date and sign the enclosed Proxy and return it at your earliest convenience in order to be received no later than December 3, 2007. Any change of your proxy once you have signed it and sent it in will require a ten (10) day change of notice to the Company. Proxies may be returned via regular mail or facsimile (fax) to the Company's transfer agent, Signature Stock Transfer, Attention Jason Bogutski, One Preston Park, 2301 Ohio Drive, Suite 100, Plano, TX 75093, or by fax to 972-612-4122.

  Voting Procedures

  Quorum and Voting

  In accordance with the Bylaws of the Company, the presence in person or by proxy of at least one-third (1/3) of the total number of outstanding shares of common stock entitled to vote at the Meeting is required to constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes will be considered represented at the meeting for the purpose of determining a quorum.

  The shares represented by each proxy will be voted in accordance with the instructions given therein. Where no instructions are indicated, the proxy will be voted for the election of the Board of Directors as presented in the Proxy Statement, at the discretion of the persons named in the proxy, on any other business that may properly come before the Meeting.

  If a proxy statement is being delivered to two or more security holders who share an address, a proxy statement will be delivered to each security holder sharing an address. Security holders sharing an address can request delivery of a single copy of proxy statements by contacting the Company's corporate offices.

  Under applicable law and the Company's Bylaws, if a quorum is present at the Meeting, the election of the proposals will be approved if the shares voting in favor of each specified proposal exceed the shares voting against. Each stockholder will be entitled to one vote for each share of Common Stock held in the approval of each Proposal. Any other matter submitted to a vote of the stockholders at the Meeting will be approved if a majority of votes cast at the Meeting in person or by proxy vote in favor thereof.

  DATED:         September 28, 2007

  By the Order of the Board of Directors

  _______________________________________

  Chair, Board of Directors

  PROXY

  FOR THE ANNUAL MEETING OF STOCKHOLDERS OF

  KLONDIKE STAR MINERAL CORPORATION

  TO BE HELD DECEMBER 4, 2007

  By completing and returning this proxy to Klondike Star Mineral Corporation (the "Company"), you will be designating Hans Boge, the President of the Company, to vote all of your shares of the Company's common stock as indicated below. Proxies may be returned via regular mail or facsimile (fax) to the Company's transfer agent, Signature Stock Transfer, One Preston Park, 2301 Ohio Drive, Suite 100, Plano, TX 75096 or fax to 972-612-4122.

  Please complete this proxy by clearly marking the appropriate column(s), filling out the stockholder information and dating below, and returning it to the Company as indicated immediately above.

  The undersigned expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented in this proxy. Please sign exactly as your name appears on your stock certificate(s). Joint owners should both sign. If signing in a representative capacity, please give full titles and attach proof of authority unless it is already on file with the Company.

  This proxy is being solicited by, and the proposals referenced in the Proxy Statement, are being proposed by the Board of Directors of the Company. The proposals to be voted on is not related to or conditioned on the approval of any other matter. You may revoke this proxy at any time prior to the vote thereon.

  As of September 28, 2007, which is the record for determining the stockholders who are entitled to notice of and to vote at the meeting, the Board of Directors of the Company is not aware of any other matters to be presented at the meeting. If no direction is indicated on a proxy that is executed and returned to the Company, it will be voted "For" the Amendment to the Articles of Incorporation. Unless indicated below, by completing and signing this proxy, the stockholder grants to Hans Boge the discretion to vote in accordance with his best judgment on any other matters that may be presented and the meeting.

  _____ Withhold direction to vote on any other matter presented at the meeting.

  PROPOSAL 1 - ELECTION OF DIRECTORS.

  Shall the following person be elected to the Board of Directors?

                                                                                      YES     NO     ABSTAIN

                                  Ayman Shahin (2 year term)         _____  _____  _____

  PROPOSAL 2 - APPOINTMENT OF PMB HELIN DONOVAN AS AUDITORS.

  Shall PMB Helin Donovan be appointed as independent auditors for the Company?

  YES     NO     ABSTAIN

  _____  _____  _____

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  Shareholder Signature                                                                                     Shareholder Signature (if applicable)

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  Printed Name                                                                                                  Printed Name (if applicable)

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  Number of Shares